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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 12, 2004
                                                         -----------------


                             R. G. BARRY CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Ohio                            1-8769                   31-4362899
------------------            -----------------------      ------------------
(State or other                  (Commission File             (IRS Employer
jurisdiction of                      Number)                Identification No.)
incorporation)

               13405 Yarmouth Road N.W., Pickerington, Ohio 43147
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (614) 864-6400
                 ----------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                              ---------------------
                         (Former name or former address,
                          if changed since last report)




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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (a) and (b).      Not applicable.

         (c).     Exhibits.

                  Exhibit No.           Description
                  -----------           -----------

                      99 News Release issued by R. G. Barry Corporation on January 12, 2004



ITEM 9.           REGULATION FD DISCLOSURE.

         On January 12, 2004, R. G. Barry Corporation issued a news release reporting that it has discontinued slipper sewing operations at its manufacturing facility in Nuevo Laredo, Mexico. A copy of the news release is attached as Exhibit 99 hereto.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 R. G. BARRY CORPORATION



Dated: January 14, 2004          By:  /s/ Daniel D. Viren
                                     ------------------------------------------
                                      Daniel D. Viren
                                      Senior Vice President - Finance, Chief
                                      Financial Officer, Secretary and Treasurer



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                                INDEX TO EXHIBITS

                           Current Report on Form 8-K
                             Dated January 12, 2004

                             R. G. Barry Corporation

Exhibit No.  Description
-----------  -----------

       99    News Release issued by R. G. Barry Corporation on January 12, 2004




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